                                                  EXHIBIT 31.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Gary Campbell, certify that:

1.   I have reviewed this report on Form 10-Q of Cytta Corp.

2.   Based on my  knowledge,  this  quarterly report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and

     15d-15(f)) for the registrant and have;

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such

          disclosure   controls  and   procedures   to  be  designed   under  my

          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to me by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Designed such internal  control over  financial  reporting,  or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external  purposes in accordance  with generally  accepted  accounting principles;

     (c)  Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures  and presented in this report my conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control  over  financial  reporting  that  occurred  during the period covered by this annual  report  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed,

     based on our most recent  evaluation  of internal  control  over  financial reporting,  to  the  registrant's  auditors  and  the  audit  committee  of registrant's  board of  directors  (or persons  performing  the  equivalent functions):

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Dated: September 24th, 2012

By: /s/ Gary Campbell

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   Gary Campbell

   President, Chief Executive Officer, Chief Financial Officer, Principal Executive Officer and Accounting       Officer

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